United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               August 15, 2005                                   0-25753
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number



                                POWER2SHIP, INC.
             (Exact name of registrant as specified in its charter)



               Nevada                                  87-0449667
  ----------------------------------     ---------------------------------------
   (State or other jurisdiction of       (I.R.S. Employer Identification Number)
    incorporation or organization)



                 903 Clint Moore Road, Boca Raton, Florida 33487
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-7557
                                 --------------
              (Registrant's telephone number, including area code)



            ------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.01  REGULATION FD DISCLOSURE.

On August 15, 2005, the Company issued a press release announcing its collaboration with L-3 Communications on a comprehensive, end-to-end solution for secure and efficient container transportation worldwide. A copy of the press release is attached to this report as Exhibit 99.1.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statements  of  businesses  acquired.

        None.

(b)     Pro  forma  financial  information.

        None.

(c)     Exhibits.

        99.1    Press  Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             POWER2SHIP,  INC.



Dated:  August  15,  2005                    By: /s/  Richard  Hersh
                                                 -------------------------
                                             Richard  Hersh
                                             Chief  Executive  Officer

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